UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 06, 2023

ONCORUS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39575	47-3779757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Corporate Drive
Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (339) 240-3330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Appointment

On June 6, 2023, in connection with the approval by the board of directors (the "Board") of Oncorus, Inc. (the "Company") of the plan of liquidation and dissolution of the Company (the "Plan of Dissolution"), as further described in Item 8.01 of this report and filed as Exhibit 2.1 hereto, the Board appointed Brian Shea, age 35, the Company's General Counsel and Secretary, as the Company's Interim Chief Executive Officer and President. Mr. Shea will also serve as the Company’s principal executive officer.

Mr. Shea has served as the Company's General Counsel since December 2022 and prior to that in various roles within the Company's legal function since August 2021. Prior to joining the Company, Mr. Shea worked as an attorney with the law firm Ropes & Gray LLP from March 2020 to July 2021, and prior to that, with the law firm Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., from March 2017 to March 2020. Mr. Shea received an A.B. from Dartmouth College and a J.D. from William & Mary Law School.

Mr. Shea previously entered into an offer letter with the Company dated July 9, 2021 pursuant to which he receives a current base salary of $258,233 and is eligible to receive an annual discretionary cash bonus equal to 25% of his annualized base salary. In connection with his appointment as the Company's Interim Chief Executive Officer and President, the Board approved an incentive entitling Mr. Shea to an additional six months of his base salary (the "Retention Bonus") payable on the earlier of (a) July 31, 2023 or (b) the approval of the Plan of Dissolution by the Company’s stockholders (such earlier date being referred to as the "Retention Date"). The Retention Bonus shall be payable to Mr. Shea provided that he remains actively employed with the Company through (and does not provide any notice of resignation prior to) the Retention Date. Termination of Mr. Shea’s employment with the Company for cause or in connection with the Company’s pursuit of bankruptcy protection or similar protection under applicable insolvency laws prior to the Retention Date shall constitute a complete forfeiture of the Retention Bonus by Mr. Shea.

Mr. Shea has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Mr. Shea and any other person pursuant to which he was selected as an officer of the Company.

Chairman Transition

In connection with the Plan of Dissolution, on June 6, 2023 the Board approved the appointment of Theodore (Ted) Ashburn, M.D., Ph.D. as Chairman of the Board, to replace Mitchell Finer, Ph.D. The Company thanks Dr. Finer for his years of service as Chairman and previously as Executive Chairman. Dr. Finer will continue to serve as a member of the Board.

Director Resignation

On June 7, 2023, Luke Evnin, Ph.D. notified the Company of his resignation from the Board as well as the Compensation Committee and Nominating and Corporate Governance Committee of the Board, effective immediately. Dr. Evnin's resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01 Other Events.

On June 6, 2023, the Board approved the Plan of Dissolution, subject to the approval of the Company’s stockholders. The Company intends to call a special meeting of stockholders (the "Special Meeting") to seek approval of the Plan of Dissolution and will file proxy materials relating to the Special Meeting with the Securities and Exchange Commission ("SEC") as soon as practicable.

A copy of the Plan of Dissolution is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Additional Information and Where to Find It

The Company intends to file with the SEC a proxy statement in connection with the planned dissolution. The definitive proxy statement will be sent to the Company's stockholders and will contain important information about the planned dissolution. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE.

Investors and stockholders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC's website at www.sec.gov.

Certain Information Concerning Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the planned dissolution. Information about the persons who may be considered to be participants in the solicitation of the Company's stockholders in connection with its planned dissolution, and any interest they have in the planned dissolution, will be set forth in the definitive proxy statement when it is filed with the SEC. Further information about the Company's directors and executive officers is set forth in Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in other filings that the Company may make with the SEC from time to time. These documents may be obtained for free at the SEC's website at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s Plan of Dissolution and the related Special Meeting of stockholders. These statements involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the possibility that the Company’s stockholders will not realize any value in the Company’s common stock or that the Plan of Dissolution will not be able to be completed in a timely manner, or at all. For a discussion of these risks and uncertainties, and other important factors, any of which could cause actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in subsequent filings with the SEC, as well as discussions of potential risks, uncertainties and other important factors in the Company’s subsequent filings with the SEC. All information in this report, including the exhibits hereto, is current as of the date of this report, and the Company undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Plan of Dissolution of Oncorus, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCORUS, INC.

Date:	June 7, 2023	By:	/s/ Alexander Nolte
Interim Chief Financial Officer